EXHIBIT 23.1

FIRSTENERGY CORP.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-48587, 333-102074, 333-153131, and 333-153608) and Form S-8 (Nos. 333-56094, 333-58279, 333-67798, 333-72766, 333-72768, 333-81183, 333-89356, 333-101472, 333-110662, and 333-146170) of FirstEnergy Corp. of our report dated February 24, 2009 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009

EXHIBIT 23.2

OHIO EDISON COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-153608-06) of Ohio Edison Company of our report dated February 24, 2009 relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009

EXHIBIT 23.3

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-153608-05) of The Cleveland Illuminating Company of our report dated February 24, 2009 relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009

EXHIBIT 23.4

THE TOLEDO EDISON COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-153608-04) of The Toledo Edison Company of our report dated February 24, 2009 relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009

EXHIBIT 23.5

JERSEY CENTRAL POWER & LIGHT COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-153608-03) of Jersey Central Power & Light Company of our report dated February 24, 2009 relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009

EXHIBIT 23.6

METROPOLITAN EDISON COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-153608-02) of Metropolitan Edison Company of our report dated February 24, 2009 relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009

EXHIBIT 23.7

PENNSYLVANIA ELECTRIC COMPANY

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-153608-01) of Pennsylvania Electric Company of our report dated February 24, 2009 relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 24, 2009 relating to the financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Cleveland, OH
February 24, 2009